Trust specific information	12 Months Ended
Dec. 31, 2017
Financial Risk, Management and Objectives
Trust specific information

(in U.S. dollars)

Financial Risk Management (note 6)

Investment Objective

The investment objective of the Trust is to seek to provide a convenient and exchange-traded investment alternative for investors interested in holding physical platinum and palladium bullion without the inconvenience that is typical of a direct investment in physical bullion. The Trust invests and intends to continue to invest primarily in long-term holdings of unencumbered, fully allocated, physical platinum and palladium bullion and does not speculate with regard to short-term changes in platinum and palladium prices. The Trust will only purchase and expects only to own “Good Delivery Bars” as defined by the London Platinum and Palladium Market (“LPPM”), with each bar purchased being verified against the LPPM source.

Significant risks that are relevant to the Trust are discussed here. General information on risks and risk management is described in Note 6 of the Generic Notes.

Fair Value Measurements

The reconciliation of bullion holdings for the years ended December 31, 2017 and 2016, is presented as follows:

	December 31, 2017	December 31, 2016
	$	$
Balance at beginning of year	103,410,101	95,805,143
Sales	(952,534)	-
Redemptions for physical bullion	(12,509,162)	(3,848,200)
Realized losses on sales and redemptions for physical bullion	(1,379,037)	(2,244,538)
Change in unrealized gains (losses)	36,755,873	13,697,696
Balance at end of year	125,325,241	103,410,101

Realized gains (losses) on physical bullion include both realized gains (losses) on sales of physical bullion, and realized gains (losses) occurring upon unitholder redemptions for physical bullion.

Market Risk

a) Other Price Risk

If the market value of each of platinum and palladium bullion increased by 1%, with all other variables held constant, this would have increased total equity and comprehensive income by approximately $1.3 million (December 31, 2016: $1.0 million); conversely, if the value of each of platinum and palladium bullion decreased by 1%, this would have decreased total equity and comprehensive income by the same amount.

b) Currency Risk

As at December 31, 2017 approximately $115,000 (December 31, 2016: $173,000) of the Trust’s liabilities were denominated in Canadian dollars. As a result, a 1% change in the exchange rate between the Canadian and U.S. Dollars would have no material impact to the Trust.

Concentration Risk

The Trust’s risk is concentrated in physical platinum and palladium bullion, whose values constitute 28.0% and 72.1% of total equity, respectively, as at December 31, 2017 (December 31, 2016: 36.7% and 63.2%).

Management Fees (note 11)

The Trust pays the Manager a monthly management fee equal to 1/12 of 0.50% of the value of net assets of the Trust (determined in accordance with the Trust’s trust agreement) plus any applicable Canadian taxes, calculated and accrued daily and payable monthly in arrears on the last day of each month.

Tax Loss Carryforwards

As of the taxation year ended December 31, 2017, the Trust had capital losses available for tax purposes of $602,337 (2016: $449,337).

Related Party Disclosures (note 8)

There have been no other transactions between the Trust and its related parties during the reporting period, other than management fees as discussed above.